UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 26,  2007
                                                -------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-HE1
          -------------------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
          -------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
          -------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)



       Delaware                      333-130694-17             13-3939229
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(State or other jurisdiction         (Commission               (IRS Employer
  of incorporation of depositor)     File Number               Identification
                                     of issuing entity)        No. of depositor)


1585 Broadway, New York, New York                            10036
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(Address of principal executive offices               (Zip Code of depositor)
        of depositor



Registrant's telephone number, including area code   (212) 761-4000
                                                   -----------------------------



                                    Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

        On January 26, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE1 Mortgage Pass-Through Certificates, Series 2007-HE1 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, NC Capital Corporation, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as custodian and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2fpt, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,258,825,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co") and Countrywide Securities Corporation (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of January 24, 2007, by and between the Depositor and the Underwriters.

        The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on January 26, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act, as part of the consideration for the sale of the mortgage loans from the Sponsor to the Depositor.

        The Class R and Class RX Certificates were sold to MS&Co. on January 26, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

        Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

Exhibit 1 Underwriting Agreement, dated January 24, 2007, among the Depositor and the Underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2007, by and among the Depositor, as depositor, Countrywide Home Loans Servicing LP, as a servicer, Saxon Mortgage Services, Inc., as a servicer, NC Capital Corporation, as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as custodian and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One and the Sponsor (included as Exhibit P to Exhibit
                4).

Exhibit 10.2 The Sixth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital and the Sponsor (included as Exhibit Q to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of January 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of January 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated January 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Confirmation, dated January 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Guarantee, dated January 26, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).


Exhibit 10.8 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.9    Representations and Warranties Agreement, dated as of
                January 26, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 Interest Rate Cap Agreement, dated January 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Deutsche Bank, National Trust Company, a national banking association, as Trustee (included as part of Exhibit DD to Exhibit 4).

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: February 12, 2007                     MORGAN STANLEY ABS CAPITAL I INC.



                                            By: /s/ Steven Shapiro
                                               ---------------------------------
                                            Name: Steven Shapiro
                                            Title: Managing Director

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

1                                                                       (E)
                   Underwriting Agreement, dated January 24,
                   2007, among the Depositor and the
                   Underwriters.

4                  Pooling and Servicing Agreement, dated as of         (E)
                   January 1, 2007, by and among the Depositor, as depositor, Countrywide Home Loans
                   Servicing LP, as a servicer, Saxon Mortgage
                   Services, Inc., as a servicer, NC Capital
                   Corporation, as a responsible party,
                   Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National
                   Association, as custodian and Deutsche
                   Bank National Trust Company, as trustee.

10.1               The Fourth Amended and Restated Mortgage             (E)
                   Loan Purchase and Warranties Agreement,
                   dated as of May 1, 2006, by and between
                   Decision One and the Sponsor (included as
                   Exhibit P to Exhibit 4).

10.2               The Sixth Amended and Restated Mortgage Loan         (E)
                   Purchase and Warranties Agreement, dated as of May 1, 2006, by and between NC Capital and the Sponsor, (included as Exhibit Q to Exhibit 4).

10.3               ISDA Master Agreement, dated as of January           (E)
                   26, 2007, by and between Morgan Stanley
                   Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

10.4               Schedule to the Master Agreement, dated as           (E)
                   of January 26, 2007, by and between Morgan
                   Stanley Capital Services Inc., the swap
                   provider, and Wells Fargo Bank, National
                   Association, as securities administrator
                   (included as part of Exhibit W to Exhibit 4).

10.5               Credit Support Annex, dated January 26,              (E)
                   2007, by and between Morgan Stanley Capital
                   Services Inc., the swap provider, and Wells
                   Fargo Bank, National Association, as
                   securities administrator (included as part of Exhibit W to Exhibit 4).

10.6               Confirmation, dated January 26, 2007, by and         (E)
                   between Morgan Stanley Capital Services
                   Inc., the swap provider, and Wells Fargo
                   Bank, National Association, as securities administrator (included as part of Exhibit W to Exhibit 4).

10.7               Guarantee, dated January 26, 2007, by Morgan         (E)
                   Stanley (included as part of Exhibit W to Exhibit 4).

10.8               Countrywide Amendment Regulation AB, dated           (E)
                   as of January 26, 2006, by and among
                   Countrywide Home Loans, Inc., Countrywide
                   Home Loans Servicing LP and the Sponsor
                   (included as part of Exhibit BB to Exhibit
                   4).

10.9               Representations and Warranties Agreement,            (E)
                   dated as of January 26, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

10.10              Interest Rate Cap Agreement, dated January           (E)
                   26, 2007, by and between Morgan Stanley
                   Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit DD to Exhibit 4).